UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
November 12, 2025
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
1521 Concord Pike, Suite 301 PMB 221
Wilmington, Delaware 19803
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on August 29, 2025, Phreesia, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 29, 2025, by and among the Company, Ace Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), AccessOne Parent Holdings, Inc., a Delaware corporation (“AccessOne”), and a representative of AccessOne's equityholders (the "Representative"). On November 12, 2025 (the "Closing Date"), the Company completed the transactions contemplated by the Merger Agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub merged with and into AccessOne, with AccessOne continuing as the surviving corporation and becoming a wholly owned subsidiary of the Company (such transactions contemplated by the Merger Agreement, the “AccessOne Acquisition”).
Item 1.01 Entry into a Material Definitive Agreement.

Bridge Credit Agreement

On the Closing Date, in connection with the closing of the AccessOne Acquisition, the Company entered into a bridge loan credit agreement (the “Bridge Credit Agreement”) by and among the Company, the lenders from time to time party thereto, and Goldman Sachs Bank USA, as administrative agent, collateral agent, sole lead arranger and bookrunner, with respect to a 364-day $110 million secured term loan (the “Bridge Loan”). The entire amount of the Bridge Loan was funded on the Closing Date and the Company used the net proceeds thereof to fund a portion of the consideration for the AccessOne Acquisition and to pay related fees and expenses.

The Bridge Loan will bear interest at a fluctuating rate per annum equal to, at the Company’s option, the forward-looking Secured Overnight Financing Rate (such borrowings, “SOFR Loans”) plus an applicable margin. In the event that the Bridge Loan remains outstanding for more than 90, 180 or 270 days, the Company will be obligated to pay duration fees of 0.75%, 1.25% and 1.50%, respectively, of the principal amounts outstanding on such date.

The Bridge Loan, net of any prepayments, will become payable in full at maturity on November 11, 2026. There is no required amortization, and voluntary prepayments of the Bridge Loan are permissible without penalty, subject to certain conditions pertaining to minimum notice and minimum prepayment amounts as described in the Bridge Credit Agreement. The Bridge Loan is subject to mandatory prepayment upon certain debt incurrences, equity issuances or asset sales. All mandatory prepayments are subject to the terms of that certain ABL Intercreditor Agreement, dated as of November 12, 2025, by and between Goldman Sachs Bank USA and Capital One, National Association ("Capital One”), which governs the relative rights of the secured parties in respect of the Bridge Loan and the Company’s senior ABL facility (the "Capital One Credit Facility") pursuant to that certain Credit Agreement, dated as of December 4, 2023, by and among the Company, certain subsidiaries of the Company and Capital One (the "Capital One Credit Agreement").

The obligations under the Bridge Credit Agreement are (i) guaranteed by certain of the Company’s subsidiaries located in the United States and (ii) secured by a lien on substantially all tangible and intangible property of the secured parties and pledges of the equity of certain subsidiaries, in each case subject to certain exceptions, limitations and customary exclusions from the collateral.

The Bridge Credit Agreement contains customary affirmative covenants, including financial statement reporting requirements and delivery of compliance certificates. The Bridge Credit Agreement also contains customary negative covenants that limit the Company’s ability to, among other things, grant or incur liens, dispose of assets, incur additional indebtedness, make certain investments, restricted payments or restricted debt payments, enter into certain mergers and acquisitions, subject in each case to certain customary exclusions, exceptions and baskets. In addition, the Bridge Credit Agreement contains a financial covenant that requires the Company to maintain a leverage ratio as per the levels prescribed in the Bridge Credit Agreement.

The Bridge Credit Agreement also contains customary events of default (subject to certain exceptions, thresholds and grace periods), including, among other things, the failure to pay obligations when due, breach of covenants, cross-default to certain other indebtedness (including the Capital One Credit Facility), bankruptcy-related defaults, certain monetary judgment defaults, and certain change of control events. The occurrence of an event of default may result in the termination of the Bridge Credit Agreement and acceleration of repayment obligations with respect to any outstanding obligations under the Bridge Credit Facility.

The foregoing description of the Bridge Credit Agreement and the Bridge Loan does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Bridge Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Certain of the lenders under the Bridge Loan and/or their affiliates have, from time to time performed, and may in the future perform, various financial advisory and investment banking, commercial banking and other services for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The Company expects to refinance or replace the Bridge Loan with a long-term credit facility.

First Amendment to Credit Agreement and First Amendment to Security Agreement

On the Closing Date, in connection with the closing of the AccessOne Acquisition, the Company entered into the First Amendment to Credit Agreement and First Amendment to Security Agreement (the “Amendment”) by and among the Company, the lenders party thereto, and Capital One, which amends certain terms of the Capital One Credit Agreement and the Guaranty and Security Agreement, each dated as of December 4, 2023 (the “Guaranty and Security Agreement”), by and among the Company and Capital One.

The Amendment modifies certain language to ensure that the consummation of the AccessOne Acquisition and the Bridge Loan and the existence and terms of the Bridge Credit Agreement do not conflict with the terms of the Capital One Credit Facility, including, but not limited to, providing that (i) the AccessOne Acquisition is deemed a “Permitted Acquisition” and (ii) the Bridge Loan is deemed “Permitted Indebtedness” under the Capital One Credit Agreement. The Amendment included further changes to sections governing mandatory prepayments, voluntary prepayments, negative covenants and events of default to accommodate the existence of the Bridge Credit Agreement.

The Amendment also amended the definition of “Revolver Termination Date” in the Credit Agreement to add a springing commitment termination date that is coterminous with the maturity date of the Bridge Credit Agreement subject to certain exceptions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The description of the AccessOne Acquisition set forth under "Introductory Note" above is incorporated by reference into this Item 2.01.
In accordance with the Merger Agreement, AccessOne's equityholders received consideration transferred of approximately $163 million in cash, subject to certain customary purchase price adjustments set forth in the Merger Agreement. The purchase price was funded by approximately (i) $107 million of net proceeds from the Bridge Loan, net of $3 million of debt issuance costs and original issue discount, (ii) $50 million of cash from the Company's balance sheet and (iii) $6 million of cash acquired from AccessOne.

The foregoing description of the Merger Agreement and the AccessOne Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Company's Current Report on Form 8-K previously filed with the Securities and Exchange Commission (“SEC”) on September 4, 2025, which is incorporated herein by reference. The Merger Agreement is incorporated herein by reference to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Merger Sub, AccessOne, the Representative or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement: (a) were made only for purposes of the respective agreement and as of the specific dates set forth therein; (b) were solely for the benefit of the parties expressly set forth in the Merger Agreement; (c) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing those matters as facts; and (d) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Merger Sub, AccessOne, the Representative or any of their respective subsidiaries or affiliates.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.
Forward Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements about the AccessOne Acquisition, the Capital One Credit Agreement, the Bridge Credit Agreement and expectations regarding a long-term credit facility, and are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the ability to integrate operations or realize any operational or corporate synergies and other benefits from the AccessOne Acquisition; risks related to obtaining long-term financing to refinance the Bridge Loan on favorable terms in a timely manner or at all; our ability to effectively manage our growth and meet our growth objectives; our focus on the long-term and our investments in growth; the competitive environment in which we operate; our ability to comply with the covenants in the Capital One Credit Agreement, as amended, and the Bridge Credit Agreement; changes in market conditions and receptivity to our products and services; our ability to develop and release new products and services and successful enhancements, features and modifications to our existing products and services; our ability to maintain the security and availability of our platform; the impact of cyberattacks, security incidents or breaches impacting our business; changes in laws and regulations applicable to our business model and AccessOne's business model; our ability to make accurate predictions about our industry and addressable market; our ability to attract, retain and cross-sell to healthcare services clients; our ability to continue to operate effectively with a primarily remote workforce and attract and retain key talent; our ability to realize the intended benefits of our acquisitions and partnerships; difficulties in integrating our acquisitions and investments; artificial intelligence that can impact our business, including by posing security risks to our confidential information, proprietary information and personal data, increasing our regulatory and compliance burden and increasing competition; and other general, market, political, economic and business conditions (including from the U.S. presidential administration, tariff and trade issues, and the warfare and/or political and economic instability in Ukraine, the Middle East or elsewhere). The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those listed or described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2025, filed with the SEC on September 5, 2025. Forward-looking statements speak only as of the date on which the statements are made. The Company undertakes no obligation to update, and expressly disclaims the obligation to update, any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business or Funds Acquired.
The Company intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Form 8-K no later than 71 calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro Forma Financial Information.
The Company intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Form 8-K no later than 71 days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

NUMBER	DESCRIPTION
2.1* **
Agreement and Plan of Merger, dated as of August 29, 2025, by and among Phreesia, Inc., Ace Merger Sub, Inc., AccessOne Parent Holdings, Inc. and the Representative named therein (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (file No. 001-38977) filed with the Securities and Exchange Commission on September 4, 2025).

10.1*
Bridge Loan Credit Agreement, dated as of November 12, 2025, by and among Phreesia, Inc., the lenders from time to time party thereto, and Goldman Sachs Bank USA, as administrative agent, collateral agent, sole lead arranger and bookrunner.

10.2* **
First Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of November 12, 2025 by and among the Company, the lenders party thereto, and Capital One National Association, a national banking association, as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

** Certain portions of the exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material to investors and (ii) is the type that the registrant treats as private or confidential. The Company agrees to furnish supplementally an unredacted copy of this exhibit and its materiality and privacy or confidentiality analyses to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2025	Phreesia, Inc.

	By:	/s/ Balaji Gandhi
	Name:	Balaji Gandhi
	Title:	Chief Financial Officer